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                                                                    Exhibit 10.9


                      INTERCARRIER ROAMER SERVICE AGREEMENT
                      -------------------------------------

         THIS AGREEMENT is effective as of the 16 day of October, 1999, by SOUTHWESTERN BELL MOBILE SYSTEMS, INC. ("SBMS"), a corporation dually incorporated under the laws of Delaware and Virginia and acting under the authority and on behalf of itself, its limited partnerships and its Affiliates set forth on Appendix I; (collectively "SBMS Affiliates") and by Dobson Cellular Systems, Inc. ("Dobson") on behalf of itself and its Affiliates, as set forth in Appendix I, (collectively "Dobson Affiliates"). The parties will herein collectively be referred to as the "Parties" or individually as a "Party." Each of the Parties is a licensee or permittee of the Federal Communications Commission ("FCC") to offer Cellular Radiotelephone Service ("CRS") and/or Personal Communications Service ("PCS"), as defined herein, under FCC regulations at 47 CFR Part 22 or Part 24, respectively.


RECITALS

         WHEREAS, SBMS and the Dobson Affiliates previously entered into certain Intercarrier Roamer Service Agreements including Rate Addendum and various letter agreements ("Roaming Agreements") with each other for the provision of cellular radiotelephone service and/or personal communications service to each other's subscribers; and

         WHEREAS, the parties wish to amend and supersede those Roaming Agreements and, by this Agreement, to define applicable terms and conditions and the wholesale service rates to be charged by the SBMS Affiliates to Dobson Affiliates and by Dobson Affiliates to the


Effective: October 16, 1999                        SBMS: FCB         Dobson: MUR
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SBMS Affiliates for the provision of roamer service to the other's subscribers, and to ensure that all the relevant markets are clearly and fully set forth; and

         WHEREAS, the Parties wish to terminate and supersede the Services Agreement between Dobson Cellular of Maryland and Washington/Baltimore Cellular Limited Partnership that was effective as of January 1, 1997; and

         WHEREAS, SBMS Affiliates offer CRS and/or PCS, but the PCS offered by any SBMS Affiliate are TDMA or GSM technologies only; and

         WHEREAS, the Parties wish to continue to make arrangements to facilitate the provision of CRS and PCS to roamers as those terms are defined in and in accordance with this Agreement; and

         WHEREAS, in the event that dual-mode roaming between different PCS technologies becomes economically and technically feasible, the Parties may agree to amend this Agreement to provide for mutual roaming between PCS markets utilizing different technologies.

         NOW, THEREFORE, in consideration of the promises herein set forth and intending to be legally bound hereby, the Parties do hereby agree as follows:


DEFINITIONS
-----------

         A. "Affiliate" means any facilities-based Wireless provider that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another such provider. Control shall be defined as (i) fifty percent (50%) or more ownership or beneficial interest of income and capital of such entity; or (ii) ownership of at


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least fifty percent (50%) of the voting power of voting equity; or (iii) sole or shared management as a general partner of the entity; or (iv) the ability to otherwise direct management policies of such entity by contract or otherwise.

         B. "Agreement" means this Intercarrier Roamer Service Agreement, including all appendices attached hereto.

         C. "Authorized Roamer" means a Roamer that (1) uses equipment with the NPA/NXX combinations listed in accordance with Paragraph 2.1 of this Agreement and (2) for whom the Serving Carrier has not received a negative notification or has received a positive notification in accordance with Paragraph 2.2 hereof.

         D. "Cellular Radiotelephone Service" or "CRS" means a radio service in which common carriers are authorized by the FCC under 47 CFR Part 22 and licensed under 47 CFR Part 22, Subpart H to offer and to provide service for hire to the general public through a cellular system utilizing the channels and bandwidths assigned under 47 CFR Part 22, Subpart H, Section 22.905.

         E. "CIBER" means Cellular Intercarrier Billing Exchange Record, the publication prepared and maintained by CIBERNET Corporation, a wholly owned subsidiary of the Cellular Telecommunications Industry Association, as a service to the cellular service industry. The CIBER Record was developed as a "living" standard, and as such is updated from time to time as the needs of the wireless industry dictate. Unless specifically provided otherwise in the Agreement, all words and phrases defined in the CIBER Record shall have the same meaning for purposes of this Agreement.


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         F. "Clearinghouse" means that entity that provides for the exchange of
CIBER Records and performs industry accepted CIBER edits, including edits to verify Industry Negative File information. The Clearinghouse may also provide Positive Verification and Negative Verification services as defined herein.

         G. "ESN" means the Electronic Serial Number that is "burned" into the customer's mobile telephone set by the manufacturer.

         H. "HLR" or "Home Location Register" is a database of the customers who are Authorized Roamers by the Home Carrier.

         I. "Home Carrier" means a Party that is providing Wireless Service to its registered customers in a geographic area where it holds a license or permit for Wireless Service.

         J. "Industry Negative File" means the negative file maintained by the Clearinghouse in accordance with approved CIBERNET Negative File Guidelines.

         K. "MIN" means the "Mobile Identification Number" that is assigned by a Home Carrier to each of its registered customers.

         L. "NPA/NXX combinations" means the six-digit numerical combinations assigned by regulatory authorities to identify the area code and prefix for wireless service.

         M. "Personal Communications Service" or "PCS" means a radio service in which common carriers are authorized by the FCC and licensed under 47 CFR Part 24, Subpart E as currently in effect to offer and to provide service for hire to the general public utilizing the following frequency bandwidths: 1850-1890 MHZ, 1930-1970 MHZ, 2130-2150 MHz, and 2180-2200 MHz (Broadband PCS) and
including GSM (the DCS 1900 protocol for the North American System). PCS does not include Cellular Radiotelephone Service as herein defined.


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         N. "Roamer" means a customer who seeks wireless service in a geographic area outside of the area served by the Party with whom it is registered.

         O. "Serving Carrier" means a Party who provides wireless service for customers of another party while such customers are out of their Home Carrier's geographic area and in the geographic area where the Serving Carrier holds a license or permit for Wireless Service.

         P. "Settlement Date" means the fifteenth (15th) day of each calendar month or, if not a business day, on the next business day thereafter, when each Party will settle its accounts with the other pursuant to Paragraph 5 on the basis of billing information received up to that date.

         Q. "Signaling System 7" or "SS-7" means a data transmission protocol designed for Common Channel Signaling communication between telecommunication switches.

         R. "VLR" or "Visitor Location Register" is a database(s) of roamer status as specified by the Home Carrier's HLR.

         S. "Wireless Service" means either CPS or PCS as is appropriate or technically feasible in the context it is used.


AGREEMENT
---------

1. PROVISION OF SERVICE AND RATES. The Serving Carrier agrees to provide Wireless Service to Authorized Roamers of Home Carrier under the terms and conditions provided in this Agreement. However, nothing in this Agreement shall require any Party to make a technical alteration or reconfiguration of its network, in order to enable Authorized Roamers of the other Party to roam, that it is not making on behalf of the other similarly-situated roamers.


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The Home Carrier bears the responsibility and expense of providing its customers with equipment that is technically compatible with network upon which roaming is sought. No Party shall have any obligation to reconfigure or to redesign its network with technology currently in use by another Party or to perform specialized routing to accommodate foreign customers. Nothing in this paragraph shall limit any Parties' ability to install equipment or take other appropriate measures to prevent unauthorized usage.

1.1 RATES. Effective as of the date set forth at the beginning of this Agreement, all SBMS Affiliates markets and all Dobson Affiliate markets will charge the rates set forth in the Rate Addendum attached hereto. Amendments in the rates set forth therein may be changed only by the written mutual agreement of the Parties. Rates contained therein are wholesale rates only, and the Parties hereto make no representations and no agreements whatsoever regarding retail rates they may charge their subscribers.

1.2 CURRENT ROAMING MARKETS. Each Party shall list on Appendix I hereto each market which it intends to be either a Home or Serving market, listed by its respective Affiliate, as previously defined herein. Any market listed on Appendix I where roaming service is not available, or for which no deployment date has been announced, at the time this Agreement is executed shall be listed separately on Appendix 2. Due to concerns about fraud, no Party shall be obligated to load into its switches the exchanges of the markets listed on Appendix 2 until notified by the Party whose market is so listed. When a listed market is available for roaming, or when it announces a deployment date, that Party shall notify the other Parties to this Agreement in writing and shall substitute a new Appendix 2 deleting that market. In that


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event, the Parties shall commence roaming in the market within thirty (30) days of the written notice.

1.3 ADDITION OR DELETION OF MARKETS. Either Party, upon sixty (60) days written notice to the other Party, may add additional domestic Wireless Service markets controlled directly or indirectly, by an Affiliate to those contained in Appendix I; provided that neither party may add a market that is not listed on Appendix I as of the effective date of this Agreement without the consent of the other party if that market overlaps any portion of the other party's markets covered by the Agreement. Said additions may be reflected in either a new Appendix I or by providing notices of additions via the industry-accepted form know as a Technical Data Sheet. Either the new Appendix I or a Technical Data Sheet shall be dated and executed by the submitting Party and provided to the other Party. However, in order to avoid possible confusion, the SBMS Affiliates reserve the right to request a new Appendix I be substituted whenever the number of Technical Data Sheets becomes voluminous or upon the passage of a reasonable period of time. In any event, either Party may request a new Appendix I at least once a year. If new markets are added as a result of an updated Appendix I, the new Appendix I shall be substituted for any previous Appendix I, and shall be of full force and effect as the controlling Appendix
I. A Party may delete a market only if the market has been sold or transferred to an entity that is not affiliated with that Party as defined in this Agreement, and shall provide sixty days written notice to the other Party of the deletion and the reason therefor.




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1.4 ADDITION OR DELETION OF AFFILIATES. Either Party may add domestic
Affiliates along with the markets controlled by such Affiliates upon sixty (60) days written notice to the other Party; provided that neither party may add a market that is not listed on Appendix I as of the effective date of this Agreement without the consent of the other party if that market overlaps any portion of the other party's markets covered by the Agreement. Such written notice shall include a new Appendix I, amended to reflect the addition of Affiliates together with the markets controlled by those additional Affiliates. In that event, the new Appendix I shall be substituted for any previous Appendix I, and shall be in full force and effect as the controlling Appendix
I. The new Affiliate must acknowledge and agree in writing to be bound by the terms and conditions of this Agreement by sending such written acknowledgment to each Party. The Affiliate obtaining the Wireless Service hereunder shall then be liable for the obligations incurred as if such Affiliate had entered into a separate Agreement. A Party may delete an Affiliate only if the Affiliate has ceased to be affiliated as defined in this Agreement, and shall provide sixty days written notice to the other Party of the deletion and the reason therefor

1.5 NO THIRD PARTY BENEFICIARIES. The Parties agree that if one Party notifies the other that a market is deleted in accordance with Section 1.3 because such market has been sold or transferred to a non-Affiliate, then that transferee has no rights as a third party beneficiary under this Agreement. In the event that an Affiliate ceases to be affiliated as defined in this Agreement, then the Party shall provide written notice of the cessation of affiliation to the other Party as soon as reasonably practicable. The former Affiliate has no rights under this Agreement as of the effective date of the cessation of affiliation.


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1.6 PROTECTION OF CARRIER'S OPERATIONS. Notwithstanding anything in the
Agreement to the contrary, a Serving Carrier may suspend or terminate service to a Roamer in accordance with its own standard terms and conditions of service. No Serving Carrier shall carry, in connection with it service to Roamers, recorded announcements or other similar inducements for a Roamer to discontinue the Wireless Service of the Home Carrier or otherwise interfere with the Roamer's use of the Home Carrier's system.

1.7 EFFECT OF FCC ORDER. In the event the FCC issues any Order or Ruling that addresses the terms and conditions of "automatic roaming" by PCS and/or cellular licenses that in the reasonable opinion of either Party significantly affects its overall pricing structure or the material terms and conditions upon which its services frequently provided, then the Parties will negotiate a revised rate, or material term affecting the MTA/BTAs or MSA/RSAs covered by this Agreement. If the Parties are unable to agree on a revised rate or material term within sixty (60) days of a written request for renegotiations, then this Agreement shall terminate on the 15th day of the month immediately following the sixty (60) day negotiation period, unless the parties mutually agree to continue negotiations.

1.8      SPECIAL PROVISIONS

         1.8.1 For purposes of this Agreement, SBMS's Wash/Raft Market is defined as the following licensed areas: Baltimore, Maryland MSA; Washington, D.C. MSA; Virginia RSA 10; Virginia RSA 11; Virginia RSA 12; and West Virginia RSA 4. For purposes of this section, Dobson's MD2 Market is defined as its Maryland RSA 2 licensed area, and Dobson's Western Maryland Market is defined as the following licensed areas; Frederick, Maryland RSA3 Cumberland, Maryland MSA, Hagerstown, Maryland MSA and Maryland RSA 1 Deep Creek.


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         1.8.2 Dobson may broadcast SBMS's SID No. 00013 in Dobson's MD2 Market and in Dobson's Western Maryland Market; provided, however, that Dobson shall maintain one or more separate BIDs for its licensed areas that broadcast SID 00013, and SBMS has the right to terminate Dobson's right to use SID No. 00013 upon one hundred eighty (180) days advance written notice to be effective at any time on or after October 16, 2001.

         1.8.3 SBMS's Wash/Balt Market and Dobson's MD2 and Western Maryland Markets will not charge each other any toll or long distance or other similar additional fees when home subscribers from those markets place roaming calls that both originate and terminate within the areas covered by those markets. The charges assessed by either Party to its own subscribers shall be that Party's individual decision. No landline, interconnection, network surcharge or similar charges or fees (either on a per minute, per call, per day or per month basis) will be charged by one Party to the other Party in those markets.

         1.8.4 For purposes of delivering the traffic described above (roaming calls placed by home subscribers from SBMS's Wasb/Balt Market and Dobson's MD2 and Western Maryland Markets that both originate and terminate in the areas covered by those markets) between the Wasb/Balt Market on the one hand and MD2 and Western Maryland on the other hand, the Parties will use the existing link between Wash/Balt and MD2 (or an alternative link between Wash/Balt and Western Maryland, subject to agreement by both Parties), and will continue to share equally the cost of that link, including any increased costs as a result of increased capacity requirements for the link. Each party is responsible for the cost of carrying traffic that originates on its cell sites to the point of interconnection with the shared link.


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1.9      MINIMUM AIRTIME COMMITMENT.

         1.9.1 The Dobson Affiliates listed in Appendix I as of the effective date of this Agreement commit to send the following number of airtime minutes to the existing SBMS Affiliate networks listed in Appendix I (excluding the SBMS Affiliate markets listed on Appendix 2):

         10/16/1999 through 10/15/2000      ____________ minutes
         10/16/2000 through 10/15/2001      ____________ minutes
         10/16/2001 through 10/15/2002      ____________ minutes

         1.9.2 The "existing SBMS networks" referenced above include those SBMS markets listed on Appendix I excluding any Delaware Valley Communications, Inc. PCS markets that have not launched as of the effective date hereof, and they do not automatically include after-acquired markets of SBMS. For example, "existing SBMS networks" do not include any Ameritech Cellular affiliates, even if SBC's pending merger with Ameritech receives regulatory approval or closes prior to the execution of this Agreement. With respect to any new markets or affiliates added to this Agreement pursuant to the terms of the Agreement, it is provided that any Dobson minutes sent to a newly added SBMS market and any Dobson minutes sent from a newly added Dobson market will not count toward Dobson's airtime commitments hereunder unless and until the Parties have agreed in writing on new commitment levels in connection with such additions.

         1.9.3 Any shortfalls in the number of minutes committed to during the time periods set forth above will be charged at $___/minute. For example, during the period of October 16, 1999, through October 15, 2000, if Dobson sends ________ airtime minutes to SBMS


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networks, Dobson will pay to SBMS an additional $______ (___ million minutes @
$___ per minute) at the end of such period.

1.10 RATES FOR FUTURE MARKETS. When either Party adds new markets or affiliates to this Agreement pursuant to the terms of the Agreement, any pre-existing roaming agreements between the new market and/or affiliate and the other Party will be terminated and the markets added to this Agreement at the airtime rates (excluding any daily charges) previously in place between the new market and/or affiliate and the other Party, or at $___/minute with no daily charge, whichever is lower. The domestic toll rate of $___ per Minute shall apply to all new markets added to this Agreement the Parties may mutually agree to negotiate new airtime and/or domestic toll rates for such markets

1.11 SBMS and Dobson agree to use commercially reasonable efforts to work toward implementing IS 136 interoperability for feature portability of mutually agreeable features between their networks.

2. EXCHANGE OF INFORMATION. The following terms and conditions shall govern the obligations of the Parties regarding exchange of information.

2.1 NPA/NXX COMBINATIONS. Each Party shall provide the other, or its authorized representatives, with a list of the valid NPA/NXX combinations used by its customers that shall be accepted by the other Party. Such NPA/NXXs will follow the CIBER guidelines associated with shared line ranges. Each Party will be responsible for billing to any number within that total range. The minimum time required before changes, additions or deletions of NPA/NXXs are effective shall be fifteen (15) days from the date of receipt of written notification of such changes, additions or deletions by either of the Parties. Authorized


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Roamers must use equipment with the NPA/NXX combinations listed in accordance with this Paragraph 2.1. NPA/NXX changes shall be forwarded using such methods or facilities mutually designated by the Parties.

2.2 FRAUD CONTROL. To control fraudulent roamer usage, each party shall use in all markets an on-line positive validation whether through a Clearinghouse system using accepted CIBERNET Negative File Guidelines, SS-7 connection or switch-to-switch interconnect facilities. If SS-7 connection or switch-to-switch, the Parties thereby mutually agree to accept verification requirements via the HLR resident in the Home Carrier's switch. The Home Carrier's HLR will update the Serving Carrier's VLR with any changes of roamer verification status. The Parties agree that calls completed by a Serving Carrier after a validation request pursuant to the agreed-upon validation method has determined that a Roamer is not a valid customer of the Home Carrier shall be the responsibility of the Serving Carrier. Each Serving Carrier shall use commercially reasonable efforts to provide each Home Carrier with realtime visibility of call detail records delivered through a network compatible with the Party's networks where such records are within the control of the Serving Carrier. Such information that is within the control of the Serving Carrier shall be delivered within the time frame that is standard within the industry. However, neither Party shall have any obligation to make a technical alteration or reconfiguration in its network or operations in order to accommodate the other party's call detail records. In the event that the Serving Carrier provides data to such real-time visibility system, the Serving Carrier shall not be liable in any event for a temporary failure of the system. However, the Serving Carrier, once notified of a temporary system failure, agrees to take all reasonable steps to remedy the failure where such failure is within


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the control of the Serving Carrier. The parties agree to the exchange of settlement information at the clearinghouse via Electronic Data Transfer. They will begin with the exchange between SBMS's Wash/Balt Market and Dobson's MD2 and Western Maryland Markets, and work toward implementing in other markets as available. The parties will also work toward a 24-hour exchange of traffic between SBMS's Wash/Balt Market and Dobson's MD2 and Western Maryland Markets.

2.3 SUSPENSION FOR FRAUD. Whenever, in the judgment of either Party, roamer fraud becomes excessive, roaming under this Agreement may be suspended by the Home Carrier in the markets where such roamer fraud is excessive immediately at the Home Carrier's option by written notification to the other Party. This notification may be via facsimile in accordance with the notice provisions of
Section 11. Such requests shall be completed within one (1) business day following receipt when possible, but not later than three (3) business days following receipt. After the expiration of the three (3) business days deadline, if an exchange is not removed, the liability for any fraud incurred will be the responsibility of the Serving Carrier. The Home Carrier shall submit all claims, in writing, for the fraudulent usage to the Serving Carrier. This notification may be via facsimile or by overnight mail. Suspension for fraud shall not be governed by the provisions and time frames set forth in Paragraph 8.1 hereof. In consideration of the immediacy of the suspension upon notice of fraud, the Parties agree that, upon the reasonable request of the other Party, each shall present documentation of the alleged fraud to support the notice of suspension. The Parties expressly agree that this Section 2.3 is intended to be used for the mutual protection of the Parties


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against fraud and not to selectively remove individual markets from the operation of the Agreement for any other reason.

3. BILLING. The Home Carrier shall be responsible for all charges that are incurred by its customers as a result of service provided to them as Authorized Roamers by the Serving Carrier, provided that all charges are billed to the Home Carrier within thirty (30) days of call origination. Each Home Carrier shall be liable to the Serving Carrier for the payments provided for in Paragraph 4 whether or not amounts billed are paid to the Home Carrier by its customers.

3.1 TAXES. The Home Carrier shall also be responsible for billing its customers for and remitting to the Federal Government all federal excise tax that may be incurred in connection with the service being billed by it to its customers while the Serving Carrier will be responsible for the computation and remittance of all applicable state and local taxes. Each Home Carrier shall be liable to the Serving Carrier for all such state and local taxes submitted by the Serving Carrier, regardless of whether these amounts are paid to the Home Carrier by its customers.

3.2 CIBER RECORD EXCHANGE. Each Serving Carrier that provides Wireless Service to an Authorized Roamer pursuant to the Agreement shall, in accordance with industry standards, either via electronic data transmission or via magnetic tape, forward CIBER records on at least a weekly basis to the appropriate billing vendor and/or Clearinghouse. All records pertaining to any individual call shall be included in the same billing invoice and Roamer Billing Information supporting material.


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3.3 CIBER EDITS. Where the Authorized Roamer billing information required to be provided by the Serving Carrier in accordance with Paragraph 3.2 above is not in accordance with the CIBER record, the Home Carrier may choose to perform CIBER edits and return records to the Serving Carrier as provided for in the CIBER Record Edit. Additionally, the Serving Carrier may correct the returned record and return it to the Home Carrier. All such return and resubmit of CIBER Records shall be performed using procedures outlined in the accepted CIBERNET Guidelines as amended from time to time.

4. REMITTANCE OF ROAMER CHARGES. The Home Carrier shall pay to the Serving Carrier one hundred percent (100%) of the Serving Carrier's charges for Wireless Service at the airtime rates set forth herein and one hundred percent (100%) of all charges associated with other services provided to its Authorized Roamers and billed by the Serving Carrier, including long distance charges and directory assistance and operator service on the first bill and, for subsequent bills, all such charges since the previous Settlement Date. In addition, each Home Carrier shall remit to the Serving Carrier such amounts as are due to the Serving Carrier without withholding any amount owed to it by the Serving Carrier under the Agreement. All amounts required to be paid pursuant to the terms of this Agreement shall be payable in United States currency.

5. SETTLEMENT. The Parties agree to follow industry settlement procedures and to make payments to each other pursuant to industry net settlement procedures (now administered by CIBERNET), as now existing or hereafter amended, which are incorporated herein by reference as if set forth herein in full, and to the extent there are any inconsistencies between such procedures and this Agreement, such procedures shall be controlling. Both Parties agree


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that if payments are not received after thirty (30) days of original invoice, a late payment fee of the lesser of one and one-half percent (1-1/2%) per month, or the highest rate allowable by law, will be assessed on the invoice amount.

6. ARBITRATION. Disputes between the Parties, their successors and assigns, relating to billing, remittance or settlement sections of charges under this Agreement shall conclusively and finally be settled in the first instance through the industry net settlement procedures (now administered by CIBERNET), but if such procedures are not applicable or fail to resolve a dispute, then by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (AAA).

6.1 PROCEDURES. Provided the responsible governing body or official of the industry net settlement administrator makes a final determination that its procedures do not apply to or cannot resolve a particular dispute, either Party may institute arbitration by giving written notice to the other Party of intention to arbitrate, which notice shall contain the name of the arbitrator selected by the Party, the nature of the controversy, the amount involved, if any, the remedies sought, and any other pertinent matter. Within seven (7) days after the giving of such notice, the other Party shall submit to the initiating Party the name of an arbitrator whom it has appointed and may submit an answering statement. Within fifteen (15) days thereafter the two (2) arbitrators so appointed shall select a third arbitrator; the three arbitrators so selected shall resolve the controversy. If any Party fails to choose an arbitrator within the seven (7) day period herein provided, or if the arbitrators appointed by the Parties cannot agree on the other arbitrator within fifteen (15) days of the appointment of the second


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arbitrator, the arbitrator(s) selected by the Party(ies) shall appeal to an appropriate Judge. The arbitration hearings shall be held at a mutually agreed upon location by the said Parties.

6.2 DISCOVERY. Any Party to the arbitration may send-out requests to compel the production of documents from the other Parties. Disputes concerning the scope of document production and enforcement of the document request shall be subject to agreement by such Parties or may be resolved by the arbitrators as to the extent reasonable. All discovery requests shall be subject to the proprietary rights and rights of privilege of such Parties, and the arbitrators shall adopt procedures to protect such rights. Except where contrary to the provisions set forth in the Agreement, the rules of the AAA for commercial arbitration shall be applied to all matters of procedure, including discovery, provided, however, that the arbitration shall not be conducted under the auspices of the AAA and the fee schedule of the AAA shall not apply. The arbitrators may obtain independent legal counsel to aid in their resolution of legal questions presented in the course of arbitration to the extent they consider that such counsel is absolutely necessary to the fair resolution of the dispute, and to the extent that it is economical to do so considering financial consequences of the dispute.

6.3 LIMITS ON ARBITRATION. The arbitrators shall be limited to interpreting the applicable provisions of this Agreement, and shall have no authority or power to alter, amend, modify, revoke or suspend any condition or provision of this Agreement or to create, draft or form a new Agreement between the Parties, or to render an award which, by its terms has the effect of altering or modifying any condition or provision hereof, or terminate this or any Agreement.


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                                                         ---                 ---

6.4 EXPENSES OF ARBITRATION. Said Parties will each bear their own expenses of the arbitration and will share equally the expenses of the arbitrators.

6.5 ARBITRATORS' AWARD. The arbitrators shall make an award which may include an award of damages, and said award shall be in writing setting forth the facts found to exist. Failure to comply with the arbitration requirements of this Paragraph shall be a complete defense to any suit, action or proceeding instituted in any federal, state or local court with respect to any controversy or dispute relating to billing, remittance or settlement of charges under this Agreement.

6.6 CONTINUATION OF SERVICE PENDING ARBITRATION. Except where this Agreement permits a Party to terminate Roamer Services, in whole or in part, the Parties will continue to provide all services and honor all other commitments under this Agreement, including, without limitation, making payments in accordance with this Agreement during the course of resolution of disputes and arbitration pursuant to the provisions of this Paragraph.

7. DEFAULT. A Party will be in default under this Agreement upon the occurrence of any of the following events:

         (a) Said Party's violation of any term of the Agreement (including the industry net settlement procedures, now administered by CIBERNET, incorporated herein by reference), if such violation shall continue for fifteen (15) days after written notice thereof,

         (b) Said Party's voluntary liquidation or dissolution;

         (c) A final order by the FCC revoking or denying renewal of the wireless license granted to said Party;


                                                   SBMS: FCB         Dobson: MUR
                                                         ---                 ---

         (d) Said Party (i) files pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of said Party's property, (ii) has filed against it pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of said Party's property, provided that within sixty (60) days after the filing of any such petition said Party fails to obtain a discharge hereof, or (iii) makes assignment for the benefit of creditors or petitions for or voluntarily enters into an arrangement of such nature, and provided that such filing, petition or appointment is still continuing.

         (e) Violation of the obligations regarding Confidential Information contained in Paragraph 9 hereof.

8. SUSPENSION OR TERMINATION OF AGREEMENT. The Parties' rights to terminate or to suspend this Agreement are set forth below.

8.1 SUSPENSION OF SERVICE. In the event that roaming becomes operationally, technically or administratively impracticable on either Party's system(s), due, but not limited, to system overload either Party may suspend this Agreement on five (5) business days notice. The written notice shall be transmitted by facsimile or by overnight mail. The Parties shall work together to resolve as expeditiously as possible any difficulty that causes such suspension. At such time as either Party concludes that the problem causing the suspension has been resolved, such Party shall give the other Party written notice to this effect. This Agreement shall resume in full effect five (5) business days after such notice unless the Party receiving said notice gives written notice, before the expiration of this five (5) business day period, that


                                                   SBMS: FCB         Dobson: MUR
                                                         ---                 ---
in its reasonable view the problem necessitating the suspension has not been resolved. If the problem giving rise to the suspension remains unresolved for thirty (30) days following written notice of suspension, the problem shall be submitted to Arbitration pursuant to Paragraph 6 herein.

8.2 TERMINATION. This Agreement may be terminated in the event of a default as defined in Paragraph 7 hereof, immediately upon written notice to the defaulting party. This Agreement may be terminated without cause as provided in section 24.

8.3 RIGHTS OF PARTIES UPON TERMINATION/SUSPENSION. The termination or suspension of the Agreement shall not affect the rights and liabilities of the Parties under the Agreement with respect to all Authorized Roamer charges incurred prior to the effective date of said termination. Further, the confidentiality provisions contained in Paragraph 9 hereof shall survive the termination of the Agreement for five (5) years.

9. CONFIDENTIAL INFORMATION. All disclosure of information (whether iii writing, visually or orally disclosed) under this Agreement will be deemed to be confidential unless specifically designated as non-confidential or non-proprietary at the time of disclosure, or unless, by its nature, it is obviously non-confidential or non-proprietary. The receiving Party can freely use, have used, or disclose to others such non-confidential or non-proprietary information. Nothing contained in this section shall be deemed to grant any license under any intellectual property right.

         Except as provided below in this section, the receiving Party of such confidential information agrees to treat the same as strictly confidential and shall not divulge, directly or indirectly, to any other person, firm, corporation, association or entity confidential


                                                   SBMS: FCB         Dobson: MUR
                                                         ---                 ---
information so received, and shall not make use of or copy such confidential information, except for the purpose of this Agreement. Such confidential information may be disclosed only to such of the employees, consultants and subcontractors of the receiving Party who reasonably require access to such information for the purpose for which it was disclosed and who have secrecy obligations to the receiving Party.

         The commitment shall impose no obligation upon either Party with respect to any portion of such information that:

                  (a) was known to the receiving Party prior to its receipt from the other Parry;

                  (b) is now or which (through no act or failure on the part of the receiving Party) becomes generally known;

                  (c) is supplied to receiving Party by a third party which the receiving Party in good faith believes is free to make such disclosure and without restriction on disclosure;

                  (d) is disclosed by the disclosing Party to a third party generally, without restriction on disclosure;

                  (e) is independently developed by the receiving Party without use of any confidential information provided by the disclosing Party.

         The obligation of confidentiality shall survive the termination or expiration of this Agreement for a period of five (5) years.

         Notwithstanding the provisions of Paragraph 6 of this Agreement, the Parties agree that either Party may enforce the provisions of this Paragraph regarding restrictions on confidentiality by an action for injunctive relief or other equitable remedies.


                                                   SBMS: FCB         Dobson: MUR
                                                         ---                 ---

                                                        APPENDIX 1

                                           INTERCARRIER ROAMER SERVICE AGREEMENT
                                                          BETWEEN
                                          SOUTHWESTERN BELL MOBILE SYSTEMS, INC.
                                                            AND
                                               DOBSON CELLULAR SYSTEMS, INC.



SOUTHWESTERN BELL SYSTEMS
AS OF OCTOBER 6, 1999                            STATION #   SERVICE AREA                MARKET                     SID/BID
-------------------------                        ---------   ---------------             ----------                 -------
Dallas SMSA                                       KNKA229    Dallas/Fort Worth MSA       Dallas, TX                 00038
Limited Partnership

Eastern Missouri Cellular                         KNKA218    St Louis, MO/IL MSA         St. Louis, MO              00046
Limited Partnership

Kansas City SMSA                                  KNKA223    Kansas City, MO/IL MSA      Kansas City, MO            00052
Limited Partnership

San Antonio SMSA                                  KNKA279    San Antonio, TX MSA         San Antonio, TX            00122
Limited Partnership

Oklahoma City SMSA                                KNKA296    Oklahoma City, OK MSA       Oklahoma City, OK          00146
Limited Partnership

Wichita SMSA                                      KNKA225    Wichita, KS MSA             Wichita, KS                00070
Limited Partnership

St Joseph SMSA                                    KNKA488    St Joseph, MO MSA           St. Joseph, MO             30208
Limited Partnership

Abilene SMSA                                      KNKA559    Abilene, TX MSA             Abilene, TX                30008
Limited Partnership

Amarillo SMSA                                     KNKA620    Amarillo, TX MSA            Amarillo, TX               30010
Limited Partnership

Corpus Christi SMSA                               KNKA388    Corpus Christi, TX MSA      Corpus Christi, TX         00184
Limited Partnership

Lubbock SMSA                                      KNKA421    Lubbock,TX MSA              Lubbock, TX                00422
Limited Partnership

Midland/Odessa SMSA                               KNKA671    Midland, TX MSA             Midland, TX                30
Limited Partnership                               KNKA674    Odessa, TX MSA

                                                          1


SOUTHWESTERN BELL SYSTEMS
AS OF OCTOBER 6, 1999                            STATION #   SERVICE AREA                MARKET                     SID/BID
-------------------------                        ---------   ---------------             ----------                 -------
Topeka SMSA                                       KNKA442    Topeka, KS MSA              Topeka, KS                 30210
Limited Partnership

Kansas City SMSA                                  KNKA551    Lawrence, KS MSA            Lawrence, KS               30600
Limited Partnership

Dallas SMSA                                       KNKA484    Sherman/                    Dallas, TX                 00038
Limited Partnership                                          Denison, TX MSA

McAllen-Edinburg-Mission MSA                      KNKA430    Brownsville/                Harlingen, TX              00278
Limited Partnership                                          Harlingen MSA

Texas/Illinois Cellular                           KNKA542    Laredo, TX MSA              Laredo, TX                 00402
Limited Partnership

Texas RSA 6                                       KNKN369    TX RSA 6                    Gainesville, TX            30036
Limited Partnership

Texas RSA 7B1                                     KNKN730    TX RSA 7                    Greenville, TX             30038
Limited Partnership

Texas RSA 9B1                                     KNKN905    TX RSA 9                    Ranger, TX                 30278
Limited Partnership

Texas RSA 9B4                                     KNKN906    TX RSA 9                    Glen Rose, TX              30662
Limited Partnership

Texas RSA 10B1                                    KNKN886    TX RSA 10                   Corsicana, TX              30130
Limited Partnership

Texas RSA 18                                      KNKN696    TX RSA 18                   Dilley, TX                 30204
Limited Partnership

Texas RSA 19                                      KNKN576    TX RSA 19                   Pleasanton, TX             30214
Limited Partnership                                                                      Raymondville, TX           30456
                                                                                         Midway, TX                 30216
                                                                                         Riviera, TX                30370

Texas RSA 20B1                                    KNKN945    TX RSA 20                   Floresville, TX            30282
Limited Partnership                                                                      Beeville, TX               30454

Missouri RSA 8                                    KNKN575    MO RSA 8                    Fulton, MO                 30054
Limited Partnership

                                                          2


SOUTHWESTERN BELL SYSTEMS
AS OF OCTOBER 6, 1999                            STATION #   SERVICE AREA                MARKET                     SID/BID
-------------------------                        ---------   ---------------             ----------                 -------
Missouri RSA 9B1                                  KNKN907    MO RSA 9                    Butler, MO                 30280
Limited Partnership

Missouri RSA 11/12                                KNKN726    MO RSA 11                   Eldon/Jeff. City, MO       30132
Limited Partnership

Missouri RSA 11/12                                KNKN825    MO RSA 12                   Rosati/Rolla               30226
Limited Partnership

Eastern Missouri                                  KNKN391    MO RSA 13                   Bloomsdale, MO             30422
Cellular Limited Partnership

Southwestern Bell Wireless, Inc.                  KNKN496    MO RSA 17                   Fremont, MO                26350

Eastern Missouri Cellular                         KNKN497    MO RSA 18                   Cape Girardeau, MO         30460
Limited Partnership

Eastern Missouri Cellular                         KNKN653    MO RSA 19                   Sikeston, MO               30522
Limited Partnership

Oklahoma RSA 3                                    KNKN821    OK RSA 3                    Chandler, OK               30128
Limited Partnership

Oklahoma RSA 9                                    KNKN981    OK RSA 9                    Ardmore, OK                30176
Limited Partnership

Cross Valiant Cellular                            KNKQ260    OK RSA 10B2                 Hugo, OK                   30826
Partnership

Southwestern Bell Mobile Systems                  KNKQ315    KS RSA 5                    Leavensworth, KS           30462

Southwestern Bell Mobile Systems                  KNKA221    Houston, TX                 Houston, TX                31028

Southwestern Bell Mobile Systems                  KNKA302    Austin, TX                  Austin, TX                 31034

Southwestern Bell Mobile Systems                  KNKA242    Baltimore, MD MSA           Washington, DC             00013

Southwestern Bell Mobile Systems                  KNKA243    Washington DC, MSA          Washington, DC             00013

Southwestern Bell Mobile Systems                  KNKN838    VA RSA 10                   Winchester, VA             30341

Southwestern Bell Mobile Systems                  KNKN662    VA RSA 11                   Fredericksburg, VA         30333

Southwestern Bell Mobile Systems                  KNKN634    VA RSA 12                   Tappahannock, VA           30343

                                                          3


SOUTHWESTERN BELL SYSTEMS
AS OF OCTOBER 6, 1999                            STATION #   SERVICE AREA                MARKET                     SID/BID
-------------------------                        ---------   ---------------             ----------                 -------
Southwestern Bell Mobile Systems                  KNKN567    WV RSA 4                    Martinsburg, WV            30339

Southwestern Bell Mobile Systems                  KNKQ221    MD RSA 2                    Washington, DC             00013

Southwestern Bell Mobile Systems                  KNKN226    Boston, MA MSA              Boston, MA                 00007

Worcester Telephone Company                       KNKA359    Worcester, MA MSA 55        Boston, MA                 00007

Southwestern Bell Mobile Systems                  KNKN705    Massachusetts RSA 2         Boston, MA                 00007

Pegasus Cellular Telephone Co.                    KNKN827    NY RSA 4                    Ithica, NY                 01511
No. 3 (NY4)

Syracuse Telephone Company                        KNKA294    Syracuse, NY MSA            Syracuse, NY               00077

Utica Telephone Company                           KNKA468    Utica, NY MSA               Utica, NY                  00235

SBMS Cellular Telecom                             KNKA792    Bloomington, IL MSA         Bloomington, IL            30045
Bloomington IN

Champaign CellTelco                               KNKA478    Champaign, IL MSA           Champaign/Urbana, IL       130005

Decatur Cellular Telephone Co., Inc.              KNKA742    Decatur MSA                 Decatur, IL                30003

Gary Cellular Telephone Co.                       KNKA320    Gary, IN MSA                Chicago, IL                00001

SBMS Cellular Telephone Springfield, Inc.         KNKA747    Springfield, IL MSA         Springield, IL             30001

Southwestern Bell Mobile Systems                  KNKN328    Illinois RSA 2              Chicago, IL                00001

Texas/Illinois Cellular Limited Partnership       KNKN635    Illinois RSA 4              Jacksonville, IL           30553
                                                                                         Quincy, IL                 30555

Southwestern Bell Mobile Systems                  KNKN468    Illinois RSA 5              Lincoln, IL                30387

Texas/Illinois Cellular Limited Partnership       KNKN479    Illinois RSA 6              Salem/Vandalia, IL         30547
                                                                                         Effingham, IL              30549
                                                                                         Taylorville, IL            30551

Southwestern Bell Mobile Systems                  KNKA254    Chicago, IL MSA             Chicago, IL                00001

Albany Telephone Company                          KNKA210    Albany, NY MSA              Albany, NY                 00063

Buffalo Telephone Company                         KNKA263    Buffalo, NY MSA             Buffalo, NY                00003

                                                          4


SOUTHWESTERN BELL SYSTEMS
AS OF OCTOBER 6, 1999                            STATION #   SERVICE AREA                MARKET                     SID/BID
-------------------------                        ---------   ---------------             ----------                 -------
Genesee Telephone Company                         KNKA317    Rochester, NY MSA           Rochester, NY              00117

Pegasus Cellular Telephone Co. (No. 1)            KNKN856    Watertown, NY RSA 1         Watertown, NY              01505

Southwestern Bell Wireless Inc.                   KNKA476    Fort Smith, AR MSA          Fort Smith, AR             00359

Southwestern Bell Wireless Inc.                   KNKA479    Fayetteville, AR MSA        Fayetteville, AR           0060?

Southwestern Bell Wireless Inc.                   KNKA776    Little Rock, AR MSA         Little Rock, AR            00215

Pinnacle Cellular Limited Partnership             KNKA746    Pine Bluff, AR MSA          Pine Bluffs, AR            30763

Pinnacle Cellular Limited Partnership             KNKN723    Arkansas RSA 1              Harrison, AR               30947

Pinnacle Cellular Limited Partnership             KNKN863    Arkansas RSA 2              Pope, AR                   30769
                                                                                         Stone, AR                  26493


Pinnacle Cellular Limited Partnership             KNKQ344    Arkansas RSA 3              Jonesboro, AR              31043
                                                                                         Independence, AR           26495

Pinnacle Cellular Limited Partnership             KNKN717    Arkansas RSA 4              Jonesboro, AR              31043

Pinnacle Cellular Limited Partnership             KNKN753    Arkansas RSA 5              Pope, AR                   30769
                                                                                         Forrest City, AR           26497

Pinnacle Cellular Limited Partnership             KNKN620    Arkansas RSA 6              Pope, AR                   30769
                                                                                         White, AR                  26499

Pinnacle Cellular Limited Partnership             KNKN573    Arkansas RSA 7              Pope, AR                   30769

Pinnacle Cellular Limited Partnership             KNKN566    Arkansas RSA 8              Clarksville, AR            30949

Pinnacle Cellular Limited Partnership             KNKP970    Arkansas RSA 9              Dequeen, AR                01955

Pinnacle Cellular Limited Partnership             KNKQ384    Arkansas RSA 10             Hot Springs, AR            31035

Pinnacle Cellular Limited Partnership             KNKN544    Arkansas RSA 12             El Dorado, AR              30799

Springwich Cellular Limited Partnership           KNKA256    Connecticut NECMA           Bridgeport, CT             00088
                                                  KNKA239    Connecticut NECMA           Hartford, CT
                                                  KNKA241    Connecticut NECMA           New Haven, CT
                                                  KNKA418    Connecticut NECMA           New London, CT
                                                  KNKN589    Connecticut RSA             Litchfield, CT
                                                  KNKN759    Connecticut RSA             Windham, CT

                                                          5


SOUTHWESTERN BELL SYSTEMS
AS OF OCTOBER 6, 1999                            STATION #   SERVICE AREA                MARKET                     SID/BID
-------------------------                        ---------   ---------------             ----------                 -------
Springwich Cellular Limited Partnership           KNKA252    Western Massachusetts       Springfield, MA            30006
                                                  KNKN769                                Franklin County, MA
                                                  KNKA666                                Pittsfield, MA

New Brunswick Cellular Telephone Co.              KNKA319    MSA 62                      New Brunswick, NJ          00173

Long Branch Cellular Telephone Co.                KNKA311    MSA 70                      Long Branch, NJ            00113

Cell South of New Jersey, Inc.                    KNKA513    MSA 121                     Trenton, NJ                00575

AMCELL of Atlantic City, Inc.                     KNKA791    MSA 134                     Atlantic City, NJ          00267

Vineland Cellular Telephone Co. Inc.              KNKA652    MSA 228                     Vineland, NJ               00583

Ocean County Cellular Telephone Co. Inc.          KNKN836    MSA 551                     Ocean, NJ                  01489

AWACS, Inc.                                       KNKA182    MSA 4                       Philadelphia, PA           00029

Wilmington Cellular Telephone Co. Inc.            KNKA353    MSA 69                      Wilmington, DE             00123

???W Cellular Partnership                         KNKN720    MSA 359                     Kent, DE (DE-1)            30279

Southwestern Bell Wireless                        M048A      Tulsa MTA                   Tulsa (PCS)                04193

Pacific Telesis Mobile Services                   M002B      Los Angeles - San Diego     GSM                        04146

Pacific Telesis Mobile Services                   M004B      San Francisco - Oakland     GSM                        04184

Pacific Telesis Mobile Services                   M002B      San Diego CA                GSM                        40174

Pacific Telesis Mobile Services                   M002B      Las Vegas NV                GSM                        40176

Pacific Telesis Mobile Services                   M004B      Sacramento CA               GSM                        40172


           DOBSON CELLULAR SYSTEMS, INC. d/b/a CELLULAR ONE DOBSON AND AIRTOUCH, & SYGNET COMMUNICATIONS, INC. d/b/a CELLULAR ONE MARKETS INCLUDED
                           EFFECTIVE OCTOBER 16, 1999



SID                        CITY                          ST     MSA/RSA
---                        ----                          --     -------
CENTRAL REGION
--------------
341                        Enid                          OK     Enid MSA
1251                       Leavenworth                   KS     KS 5
1395                       Maryville                     MO     MO 1
1401                       Cameron                       MO     MO 4
                           Linn County                   MO     MO 5
1592                       Cheyenne                      OK     OK 5 & 7
1709                       Corsicana                     TX     TX 10
1721                       El Campo                      TX     TX 16
30337                      Woodward                      OK     OK 2
30382                      Borger                        TX     TX 2
30953                      Cameron                       TX     TX 10
30969                      Marble Falls                  TX     TX 10

EASTERN REGION
--------------
1321                       Deep Creek                    MD     MD 1
1325                       Frederick                     MD     MD 3
26319                      Eastern Shore                 MD     MD 2
30891                      Hagerstown                    MD     Hagerstown MSA
30893                      Cumberland                    MD     Cumberland MSA
30895                      Bedford                       PA     PA 10-W

NORTHERN REGION
---------------
89                         Youngstown                    OH     Youngstown MSA
1509                       Jamestown                     NY     NY 3
1559                       Sandusky                      OH     OH 2
1611                       Meadville                     PA     PA 1
1621                       Lawrence                      PA     PA 6
1623                       Indiana                       PA     FA 7
30067                      Erie                          PA     Erie MSA
30303                      Butler                        PA     PA 6
30395                      Sharon                        PA     Sharon MSA
30397                      Poland                        OH     Youngstown MSA
30421                      East Liverpool                OH     OH 11
30471                      Clarion                       PA     PA 6
30495                      Batavia                       NY     NY 3
30497                      Bath/Corning                  NY     NY 3
30503                      Warren                        PA     PA 1
30609                      Ridgeway                      PA     PA 2
30627                      Olean                         NY     NY 3

WESTERN REGION
--------------
1023                       Kingman                       AZ     AZ 1
1065                       Merced                        CA     CA 4
1072                       Imperial Valley               CA     CA 7
30017                      Santa Cruz                    CA     Santa Cruz MSA
30247                      Merced                        CA     CA 4
30879                      San Benito                    CA     CA 4


                                                                     FCB    MUR

                                  ATTACHMENT A
                              REFERENCED AGREEMENTS
                              ---------------------



INTERCARRIER ROAMING AGREEMENTS                EFFECTIVE DATE
---------------------------------------       -------------------------
SOUTHWESTERN BELL MOBILE SYSTEMS, INC.         October 16, 1999


























                                                                     FCB    MUR

                                  ATTACHMENT B
                                 COVERED MARKETS



SOUTHWESTERN BELL MOBILE
SYSTEMS, INC.
-------------------------------
00038   DALLAS              TX
00046   ST. LOUIS           MO
00052   KANSAS CITY         MO
00070   WICHITA             KS
00122   SAN ANTONIO         TX
00146   OKLAHOMA CITY       OK
00184   CORPUS CHRISTI      TX
00278   HARLINGEN           TX
00402   LAREDO              TX
04193   TULSA               OK
26350   FREMONT             MO
30036   GAINESVILLE         TX
30038   GREENVILLE          TX
30054   FULTON              MO
30128   CHANDLER            OK
30130   CORSICANA           TX
30132   ELDON/JEFF. CITY    MO
30176   ARDMORE             OK
30204   DILLEY              TX
30208   ST. JOSEPH          MO
30210   TOPEKA              KS
30214   PLEASANTON          TX
30216   MIDWAY              TX
30226   ROSATI/ROLLA        MO
30278   RANGER              TX
30280   BUTLER              MO
30282   FLORESVILLE         TX
30370   RIVIERA             TX
30422   BLOOMSDALE          MO
30454   BEEVILLE            TX
30456   RAYMONDVILLE        TX
30460   CAPE GIRARDEAU      MO
30462   LEAVENWORTH         KS
30522   SIKESTON            MO
30600   LAWRENCE            KS
30602   GLENROSE            TX
30658   CAMDENTON           MO
30826   HUGO                OK

                                   Page 1

                                                                     FCB    MUR


                                  ATTACHMENT B
                                 COVERED MARKETS


31028   HOUSTON             TX
31034   AUSTIN              TX


SNET
-------------------------------
00088   HARTFORD            CT
30006   SPRINGFIELD         MA


BOSTON REGION
-------------------------------
00007   BOSTON              MA
26519   PROVIDENCE          RI
26521   BRISTOL COUNTY      MA


CENTRAL REGION
-------------------------------
30001   SPRINGFIELD         IL
30003   DECATUR             IL
30005   CHAMPAIGN           IL
30045   BLOOMINGTON         IL
30387   LINCOLN             IL
30547   SALEM               IL
30553   JACKSONVILLE        IL


CHICAGO REGION
-------------------------------
00001   CHICAGO             IL


WASHINGTON REGION
-------------------------------
00013   WASHINGTON          DC
30333   FREDERICKSBURG      VA
30339   MARTINSBURG         WV
30341   WINCHESTER          VA
30343   TAPPAHANNOCK        VA


SYRACUSE REGION
-------------------------------
00077   SYRACUSE            NY
00235   UTICA               NY
01505   WATERTOWN           NY
01511   ITHICA              NY



                                   Page 2

                                                                     FCB    MUR


                                  ATTACHMENT B
                                 COVERED MARKETS


ROCHESTER REGION
-------------------------------
00003   BUFFALO             NY
00063   ALBANY              NY
00117   ROCHESTER           NY


ARKANSAS REGION
-------------------------------
00215   LITTLE ROCK         AR
00359   FORT SMITH          AR
00607   FAYETTEVILLE        AR
01955   DEQUEEN             AR
26493   STONE               AR
26495   INDEPENDENCE        AR
26497   FORREST CITY        AR
26499   WHITE               AR
30763   PINE BLUFF          AR
30769   POPE                AR
30799   ELDORADO            AR
30947   HARRISON            AR
30949   CLARKSVILLE         AR
31035   HOT SPRINGS         AR
31043   JONESBORO           AR


COMCAST
-------------------------------
00029   PHILADELPHIA        PA
00123   SALEM               NJ
00173   MONMOUTH            NJ
00267   ATLANTIC            NJ
00575   MERCER              NJ
00583   VINELAND            NJ
01489   OCEAN CITY          NJ
30279   KENT                DE


BTA NUMBER
25      ATLANTIC CITY       NJ
116     DOVER               DE
181     HARRISBURG          PA
360     POTTSVILLE          PA
370     READING             PA
437     SUNBURY-SHAMOKIN    PA
475     WILLIAMSPORT        PA



                                   Page 3

                                                                     FCB    MUR


                                  ATTACHMENT B
                                 COVERED MARKETS


10      ALLENTOWN-BETHLE    PA
240     LANCASTER           PA
346     PHILADEPHIA         PA
429     STATE COLLEGE       PA
483     YORK-HANOVER        PA


                                                                     FCB    MUR

                                  ATTACHMENT C
                                 COVERED MARKETS



SOUTHWESTERN BELL MOBILE
SYSTEMS, INC.
-------------------------------
04146   LOS ANGELES GSM     CA
04184   SAN FRANCISCO GSM   CA
40172   SACREMENTO GSM      CA
40174   SAN DIEGO GSM       CA
40176   LAS VEGAS GSM       NV
40342   BAKERSFIELD         CA
40344   FRESNO              NV
40346   RENO                NV


                                                                     FCB    MUR

                                  ATTACHMENT D
                                 COVERED MARKETS



SOUTHWESTERN BELL MOBILE
SYSTEMS, INC.
-------------------------------
30422   LUBBOCK             TX
30004   MIDLAND             TX
30008   ABILENE             TX
30010   AMARILLO            TX


                                                                     FCB    MUR

                                  ATTACHMENT E
                                 COVERED MARKETS



DOBSON CELLULAR
SYSTEMS
-------------------------------
00089   YOUNGSTOWN          OH
00341   ENID                OK
01023   KINGMAN             AZ
01065   MERCED              CA
01072   IMPERIAL            CA
01251   LEAVENWORTH         KS
01321   DEEP CREEK          MD
01325   FREDERICK           MD
01395   MARYVILLE           MO
01401   CAMERON             MO
01509   DUNKIN/PRADONI      NY
01559   SANDUSKY            OH
01592   OKLAHOMA CITY       OK
01611   MEADVILLE           PA
01621   LAWRENCE            PA
01623   INDIANA             PA
01709   DALLAS              TX
01721   EL CAMPO            TX
?6319   EASTERN SHORE       MD
??017   SANTA CRUZ          CA
30067   ERIE                PA
30247   MADERA              CA
30303   BUTLER              PA
30337   WOODWARD            OK
30395   YOUNGSTOWN          OH
30397   POLAND              OH
30421   E LIVERPOOL         OH
30471   CLARION             PA
30495   BATAVIA             NY
30497   BATH/CORNING        NY
30503   WARREN              PA
30609   RIDGEWAY            PA
30627   OLEAN               NY
30879   SAN BENITO          CA
30891   HAGERSTOWN          MD
30893   CUMBERLAND          MD
30895   BEDFORD             PA
30953   CAMERON             TX
30969   MARBLE FALLS        TX














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                                                                     FCB    MUR

                                  ATTACHMENT F
                                 COVERED MARKETS



DOBSON CELLULAR
SYSTEMS
-------------------------------
30382   BORGER              TX


























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                                                                     FCB    MUR